  Exhibit 99.1

Fusion Secures $15MM Bridge Financing as it Continues to Review Strategic Options to Enhance Capital Structure

NEW YORK, May 10, 2019 -- Fusion (OTC-MKTC:FSNN), a leading provider of cloud services, announced today that it has entered into a bridge facility agreement (the "Agreement") with certain of its first lien lenders (together, the “Ad Hoc Lenders”)

This new facility provides an injection of $15.0 million of new capital that will allow Fusion and its key stakeholders to continue to evaluate and pursue a strategic path that will best position the Company for the future. In addition, the Company has the right to request up to an additional $5.0 million under the facility. As previously disclosed, the Company is engaged in discussions with its first and second lien lenders and other stakeholders regarding strategic alternatives to enhance the Company’s capital structure and best position its business for future growth.

"This new agreement is a step forward for our business as it provides additional funding in the short-term to ensure that we can reach the best long-term solution for our business while enabling us to meet our commitments to our employees, customers, partners and suppliers. All options currently being considered will allow us to maintain our business operations without interruption while we work to achieve our financial goals. I am confident the steps we are taking now will position us well for years to come,” said Matthew Rosen, Fusion’s Chairman and Chief Executive Officer.

Fusion is advised in this process by FTI Consulting and PJT Partners, Inc. as financial advisors and Weil, Gotshal & Manges LLP as legal advisor. The Ad Hoc Lenders are advised by Greenhill and Co., LLC and Davis Polk & Wardwell LLP.

About Fusion

Fusion, a leading provider of integrated cloud solutions to small, medium and large businesses, is the industry's Single Source for the Cloud®. Fusion's advanced, proprietary cloud services platform enables the integration of leading edge solutions in the cloud, including cloud communications, contact center, cloud connectivity, and cloud computing. Fusion's innovative, yet proven cloud solutions lower our customers' cost of ownership, and deliver new levels of security, flexibility, scalability, and speed of deployment. For more information, please visit www.fusionconnect.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. When used in this report, the words "will," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "potential" or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, but are not limited to: statements relating to the Company's ability to identify, evaluate and complete any alternative or transaction with respect to its capital structure and financial position and to refinance or restructure its indebtedness; the impact of the announcement of our review of such alternatives or transactions on our business, including on our financial and operating results, or on our employees, customers, partners and suppliers; our ability to meet the milestones set forth in the bridge facility; the potential need to seek bankruptcy protection; and our indebtedness and the significant amount of cash required to service our indebtedness. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company's actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company's current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of Company's discussions with its lenders or with respect to the capital Infusion. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this press release.

Fusion Contact

Brian Coyne
pr@fusionconnect.com